UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosures.

SouthState Corporation to announce quarterly earnings results on Thursday, July 28, 2022

Winter Haven, FL. – July 11, 2022 – SouthState Corporation (NASDAQ: SSB) (“SouthState”) announced today that it will release second quarter 2022 earnings results on Thursday, July 28, 2022, after the market closes. Upon release, investors may access a copy of SouthState’s earnings results at the Company’s website at www.SouthStateBank.com under Investor Relations, News & Market Data section.

SouthState will host a conference call on July 29, 2022 at 9:00 a.m. (ET) to discuss its second quarter 2022 results. Investors may call in (toll free) by dialing (844) 200-6205 (host: Will Matthews, CFO). The number for international participants is (929) 526-1599. The conference ID number is 322914. Participants may also pre-register for the conference by navigating to https://events.q4inc.com/attendee/808134960. Access detail will be provided via email upon completion of registration.

Alternatively, individuals may listen to the live webcast of the presentation by visiting the link at SouthState’s website at www.SouthStateBank.com. An audio replay of the live webcast is expected to be available by the evening of July 29, 2022 through the Investor Relations section of www.SouthStateBank.com.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits:

	Exhibit No.	Description

	99.1	Press release dated July 11, 2022

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: July 11, 2022

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